Exhibit 10.41

COMMERCIAL SUPPLY AGREEMENT

     THIS COMMERCIAL SUPPLY AGREEMENT (this “Agreement”) is made as of December 3, 2004 (the “Effective Date”), by and between ADVANCIS PHARMACEUTICAL CORPORATION, a Delaware corporation (“Advancis”), and CEPH INTERNATIONAL CORPORATION, a Commonwealth of Puerto Rico corporation (“CEPH”).

Recitals

     WHEREAS, CEPH manufactures and sells certain cephalexin pharmaceutical products; and

     WHEREAS, Advancis desires to purchase products from CEPH, and CEPH is willing to supply such products to Advancis, all upon the terms and conditions of this Agreement;

     NOW, THEREFORE, the parties hereby agree as follows:

ARTICLE 1
DEFINITIONS; RULES OF CONSTRUCTION

     1.1 Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings, unless the context otherwise requires:

     “Act” means the United States Federal Food, Drug and Cosmetic Act.

     “Affiliate” means any legal entity directly or indirectly controlling, controlled by or under common control with a party to this Agreement. As used in this definition, “control” means the legal power to direct or cause the direction of the general management or policies of such entity through the ownership of voting securities, by contract or otherwise.

     “Agreement” has the meaning set forth in the preamble.

     “ANDA” means the Abbreviated New Drug Application for the Products as filed with the FDA by CEPH, as amended from time to time.

     “API” means cephalexin, the active pharmaceutical ingredient in the Products.

     “Applicable Laws” means all applicable laws, rules, regulations and guidelines (including any such laws, rules, regulations or guidelines issued by any federal, state, or local regulatory agency, department, bureau or other government entity) that may apply to the testing, development, manufacture, packaging, distribution, storage, import, export, handle, transport, disposal, marketing, sale or use of the Products in the Territory or the performance of either party’s obligations under this Agreement, including the Act, all applicable environmental laws, rules, regulations and guidelines and all cGMPs.

     “Batch Records” has the meaning set forth in Section 4.6.

     “cGMPs” means the Current Good Manufacturing Practices regulations of the FDA.

     “Confidential Information” means all secret, confidential or proprietary data, know-how and related information, including (a) all Regulatory Applications, regulatory and clinical materials and related Regulatory Filings, applications and data, (b) the content of any unpublished patent applications, (c) operating methods and procedures, (d) marketing, manufacturing, distribution and sales methods and systems, (e) sales figures, pricing policies and price lists and (f) other business information of either party; provided, that Confidential Information shall not include any information that (i) is already known to the Receiving Party at the time of disclosure by the Disclosing Party, as demonstrated by competent proof, (ii) is or becomes generally available to the public other than through any act or omission of the Receiving Party, (iii) is acquired by the Receiving Party, free of an obligation of confidentiality, from a third party who is not, directly or indirectly, under an obligation of confidentiality to the Disclosing Party with respect to such information, or (iv) is developed independently by the Receiving Party without use, direct or indirect, of Confidential Information of the Disclosing Party.

     “Delivery Date” has the meaning set forth in Section 2.2(c).

     [***]

     “Disclosing Party” has the meaning set forth in Section 9.1.

     “FDA” means the United States Food and Drug Administration or any successor thereto.

     “Finished Package Form” means the Products filled, inspected, labeled, packaged and packed in bottles or blister packaging in accordance with the Specifications and in compliance with all Applicable Laws.

     “Firm Quantity” has the meaning set forth in Section 2.2(d).

     “Force Majeure Event” has the meaning set forth in Section 11.6.

     “Forecast” has the meaning set forth in Section 2.2(b).

     “Indemnified Party” has the meaning set forth in Section 8.3.

     “Indemnifying Party” has the meaning set forth in Section 8.3.

     “Initial Forecast” has the meaning set forth in Section 2.2(a).

     “Initial Term” has the meaning set forth in Section 10.1.

     “Labeling Specifications” means that portion of the Specifications relating to labeling and packaging requirements of the Products (including all label copy and printing on bottles and capsules), as provided by or approved by Advancis and attached hereto as Schedule C.

     “Liability” has the meaning set forth in Section 8.1.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

     “MOVA” means MOVA Pharmaceutical Corporation, a Commonwealth of Puerto Rico corporation.

     “Plant” means the CEPH facility located in Carolina, Puerto Rico, which shall be used to manufacture the Products.

     “Products” means the cephalexin pharmaceutical products produced under the ANDA in the presentations listed on Schedule A, whether branded as KEFLEX products or as generic equivalents.

     “Purchase Order” has the meaning set forth in Section 2.2(c).

     “Quality Agreement” has the meaning set forth in Section 5.5.

     “Raw Materials” means the raw materials and ingredients described in the Specifications.

     “Receiving Party” has the meaning set forth in Section 9.1.

     “Regulatory Approval” means all approvals (including price and reimbursement approvals), licenses, registrations, or authorizations of any federal, state or local regulatory agency, department, bureau or other government entity, necessary for the manufacture, use, storage, import, transport and sale of the Products.

     “Regulatory Authorities” means the FDA, as well as the national regulatory authorities of the countries within the Territory with responsibility for regulating the testing, manufacture, marketing, distribution, sale or use of the Products.

     “Regulatory Filing” means an application for Regulatory Approval and any other filing pursuant to the regulations and procedures required by any Regulatory Authority in the Territory for the testing, manufacture, marketing, distribution, sale or use of the Products.

     “Renewal Term” has the meaning set forth in Section 10.1.

     “Representatives” of a party means such party’s Affiliates, officers, directors, agents and employees.

     “Secondary Supplier” has the meaning set forth in Section 2.6(b)(iv).

     “Specifications” means the specifications, procedures, requirements, standards and criteria required to manufacture and package the Products, including all formulae, Raw Materials, test methods, standards of quality control and quality assurance, release criteria and instructions for the Products, and master production records, all as provided by or approved by Advancis and attached hereto as Schedule B, including the Labeling Specifications.

     “Term” has the meaning set forth in Section 10.1.

     “Territory” means the fifty (50) states and the District of Columbia constituting the United States of America and any territory or commonwealth owned or controlled by the United States of America, including the Commonwealth of Puerto Rico.

     1.2 Rules of Construction. The definitions in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “but not limited to.” All references herein to Articles, Sections and Schedules shall be deemed references to Articles and Sections of and Schedules to, this Agreement unless the context shall otherwise require. All Schedules attached to this Agreement shall be deemed incorporated herein by reference as if fully set forth herein. Words such as “herein,” “hereof,” “hereto,” “hereby” and “hereunder” refer to this Agreement and to the Schedules, taken as a whole. “Or” is disjunctive but not necessarily exclusive. Except as otherwise expressly provided herein: (a) any reference in this Agreement to any agreement shall mean such agreement as amended, restated, supplemented or otherwise modified from time to time; (b) any reference in this Agreement to any law shall include corresponding provisions of any successor law and any regulations and rules promulgated pursuant to such law or such successor law; and (c) all terms of an accounting or financial nature shall be construed in accordance with U.S. generally-accepted accounting principles, as in effect from time to time. Neither the captions to Sections or subdivisions thereof shall be deemed to be a part of this Agreement.

ARTICLE 2
PURCHASE AND SUPPLY OF PRODUCT

     2.1 Agreement to Supply.

          (a) During the Term, CEPH shall supply to Advancis, in accordance with the Specifications and this Agreement, such Products in Finished Package Form for sale, use or other disposition in the Territory as Advancis may order from time to time during the Term. Except as explicitly provided in this Agreement, Advancis shall purchase all of its requirements for Products listed on Schedule A exclusively from CEPH. Notwithstanding the above: (i) if CEPH is fully meeting its obligations hereunder, Advancis shall have the right to [***]; and (ii) as provided in Section 2.6, Advancis shall have the right to [***]. In addition, Advancis shall have the right to [***].

          (b) The parties may, from time to time, mutually agree to include additional Products by amending Schedule A. From time to time, Advancis may require and CEPH may agree to [***]. The parties may decide to include certain [***] by amending Schedule A. Each such [***], shall be manufactured by CEPH [***] for Advancis until [***].

          (c) CEPH, in accordance with its customary practices of pharmaceutical product manufacturing, maintains paper and/or electronic documents that track its manufacturing process including, without limitation, Batch Records (as defined in Section 4.6). CEPH shall arrange regular meetings with Advancis by telephone or in person, as agreed upon by the parties, regarding all issues relating to the supply of Products hereunder.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

     2.2 Forecasts; Purchase Orders.

     (a) Within [***] after the Effective Date, Advancis shall provide to CEPH its initial twelve (12) month forecast for Advancis’ purchases of Products (the “Initial Forecast”). The Initial Forecast shall cover the twelve (12) month period commencing with the next calendar month following the month in which Advancis delivers the Initial Forecast to CEPH. The Initial Forecast shall be in good faith and nonbinding. For commercial launch supplies of Products, Advancis shall provide its initial firm order no later than [***] prior to the designated delivery date.

     (b) After the Initial Forecast, on or before the [***] of each calendar quarter throughout the Term, Advancis shall provide to CEPH a twelve (12) month rolling written forecast for its purchases of Products per month (each, a “Forecast”). Each Forecast shall cover the twelve (12) month period commencing with the next calendar quarter following the quarter in which Advancis delivers such Forecast to CEPH. For example, if the delivery date of a Forecast were [***], then the Forecast would cover the twelve (12) month period commencing [***] and ending [***].

     (c) After providing its initial firm order, Advancis shall deliver to CEPH purchase orders for the Products (each a “Purchase Order”) on a monthly basis. Each Purchase Order shall be firm. The required shipment date for the Products ordered in each Purchase Order shall be the date indicated by Advancis in each Purchase Order (the “Delivery Date”). Advancis shall deliver each Purchase Order to CEPH no later than ninety (90) days before the applicable Delivery Date. CEPH shall confirm the Delivery Dates, in writing, within fifteen (15) days of receipt of the Purchase Orders from Advancis. Each Purchase Order shall be placed for entire lot quantities of Products as described in Schedule E. Each Purchase Order shall designate the amount of each type of Product ordered by Advancis (in entire lot quantities as described in Schedule E). For example, Schedule F attached hereto provides hypothetical order amounts for Products.

     (d) With respect to each Purchase Order, the total number of units of Products forecasted in the most recent Forecast for the month of the applicable Delivery Date shall be referred to as the “Firm Quantity.” CEPH shall be required to manufacture, supply and ship the quantities of Products ordered by Advancis in each Purchase Order, up to [***] of the Firm Quantity (in entire lot quantities as described in Schedule E). In addition, upon the request of Advancis, CEPH shall use commercially reasonable efforts to manufacture, supply and deliver to Advancis additional quantities of Products (i.e., quantities in excess of [***] of the Firm Quantity). For each month throughout the Term, Advancis shall order and agrees to purchase from CEPH no less than [***] of the Firm Quantity (in entire lot quantities as described in Schedule E).

     (e) For each Purchase Order, CEPH shall deliver the ordered Products, in accordance with Article 3, no later than [***] after the applicable Delivery Date. Advancis shall be obligated to pay CEPH, in accordance with Article 3, for quantities of Products produced and delivered by CEPH in accordance with the instructions contained in the Purchase Orders.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

     2.3 Summary Purchase Reports. On the date of each shipment of Products, CEPH shall submit to Advancis, via facsimile, a packing slip containing the ship date, trailer number, contents and quantities of each shipment. Not later than [***] of each calendar month during the term of this Agreement (beginning with month in which the first delivery of Products occurs), CEPH shall submit to Advancis, via facsimile, a report detailing the shipments made during the calendar month immediately preceding the date of such report.

     2.4 Documents to be Included With Each Shipment. With each lot of Products shipped to Advancis, CEPH shall provide Advancis (i) a certificate of analysis, (ii) a certificate of compliance and disposition sheet, each signed by the responsible quality official of CEPH, (iii) a summary in the English language, including all deviations that may impact regulatory commitments or quality and (iv) critical in-process control data, if any. The certificate of analysis shall include the numerical results for each test (chemical, microbiological and bacteriological) performed to assure results are in compliance with the Specifications. CEPH also shall provide Advancis with Batch Records as provided under Section 4.6.

     2.5 Standard Forms. Except as otherwise expressly agreed to by both parties in writing, if any term of any Purchase Order, invoice or acknowledgment or other document issued by either party in connection herewith conflicts with the terms of this Agreement, the terms of this Agreement shall control. Subject to the foregoing sentence, the terms of all Purchase Orders shall be deemed part of this Agreement.

     2.6 Late Delivery; Inability to Supply.

     (a) CEPH shall provide Advancis prompt written notice if CEPH becomes aware of any circumstance that may render it unable to timely supply to Advancis Products as set forth herein. CEPH shall use its best efforts to avoid or minimize any delay in delivery including, at Advancis’ reasonable request, the expenditure of premium time and shipping via air or other expedited routing to avoid Product stock-outs.

     (b) If CEPH fails to timely supply to Advancis Products as set forth herein, Advancis may exercise, at its option, one or more of the following remedies:

          (i) Notwithstanding anything to the contrary herein, in the event CEPH fails to deliver within [***] of the requested delivery date, for reasons [***] (but provided that CEPH gives notice to Advancis of such reasons prior to such [***]), any Products pursuant to any Purchase Orders and the terms hereof, Advancis may [***], provided however that [***].

          (ii) If Advancis does not cancel any non-delivered quantity of Products, [***]. Any additional cost caused by these requirements shall be borne by the party causing the delay.

          (iii) In the event that CEPH fails to deliver at least [***] of the volume of Products per order for [***] orders, which order shall not to be placed in the same month, or [***] of the sum of the Products ordered during such [***] orders (provided, that CEPH shall not be deemed to have failed to deliver any Products if delivery of such Products occurs within [***] of the confirmed delivery date), for reasons other than those related to: (i) [***]; or (ii) [***], the

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

price payable for any succeeding Products delivered against such original Purchase Orders will be reduced by [***] for the total Purchase Order amount which was unfulfilled below such [***] or [***] as applicable. However, in the event that CEPH fails to deliver at least [***] of the volume of Products per order for an additional order, that is, for [***] orders, then the price payable for any succeeding Products delivered against such original Purchase Orders shall be reduced by an additional [***], that is, for a total of [***], for the total Purchase Order amount which was unfulfilled below such [***].

          (iv) Notwithstanding anything to the contrary herein, if CEPH is unable for any reason, other than for reasons [***], to meet its supply obligations of Products to Advancis for at least [***] during which time CEPH fails to meet [***] in aggregate total of Advancis’ Purchase Orders, Advancis shall have the right to [***] unless and until such time that CEPH has demonstrated, to Advancis’ sole satisfaction, that it can resume supply of Product and upon fulfillment by Advancis of any Product volume purchase requirement in any [***] contract into which Advancis has entered. In such case, CEPH shall cooperate with Advancis and provide reasonable assistance in its efforts to [***]. The rights and obligations of the parties under this Section 2.6(b) shall be notwithstanding the occurrence of any Force Majeure Event.

     2.7 Shortfall Allocation. If at any time CEPH is unable to supply the quantities of Products ordered by Advancis in a Purchase Order in accordance with this Agreement, CEPH shall use [***] to supply Advancis’ requirements for Products listed in Schedule A in accordance with Section 2.6 of this Agreement. In such event , CEPH shall (i) immediately notify Advancis, (ii) have an ongoing obligation to provide Advancis with its good faith estimate as to whether it is able to fulfill Advancis’ requirements for Products hereunder, (iii) keep Advancis fully-informed as to the portion of Advancis’ requirements for Products that it will supply, (iv) provide Advancis with an estimate of how long it will be unable to fulfill Advancis’ requirements for Products and (v) notify Advancis at the time it resumes the ability to fulfill Advancis’ requirements for Products.

     2.8 No Rights Granted. Nothing in this Agreement shall grant, directly or indirectly, any rights to either party to any technology, information or intellectual property owned by, possessed by or licensed to the other party at the time of signing of this Agreement.

     2.9 Except as explicitly provided in this Agreement, Advancis shall not be restricted from manufacturing, purchasing, marketing or otherwise dealing in any cephalexin pharmaceutical products. Nothing in this Agreement shall restrict Advancis from manufacturing, purchasing, marketing or otherwise dealing in any pharmaceutical products other than the Products listed on Schedule A, at any time from any source.

ARTICLE 3
PRICE; PAYMENT; DELIVERY

     3.1 Prices. The prices to be paid to CEPH by Advancis for the manufacture, packaging, storage, handling and supply of the Products in Finished Package Form shall be as set forth in Schedule E to this Agreement. The parties shall review and adjust such prices in accordance with the provisions set forth in Schedule E.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

     3.2 Invoices/Quantities. CEPH shall submit all invoices to Advancis upon delivery of the Products by CEPH to the common carrier designated by Advancis. Advancis shall pay CEPH for all delivered Products that meet the Specifications and the requirements of Applicable Laws within thirty (30) days after invoice date. If Advancis disagrees for any reason with the amount of any invoice submitted by CEPH, Advancis shall notify CEPH of such disagreement within thirty (30) days after receipt of such invoice, and the parties shall promptly attempt to resolve the difference. Any portion of the invoiced amount that is not in dispute shall be paid within thirty (30) days after the original date of the invoice.

     3.3 Advancis Prices. Advancis shall have sole discretion to establish the prices at which it sells the Products to its customers.

     3.4 Sales and Use Taxes. CEPH shall pay any federal, state, county or municipal sales or use tax, excise or similar charge or other tax assessment (other than that assessed against income) assessed or charged solely on the sale of the Products to Advancis pursuant to this Agreement.

     3.5 Withholding Taxes. Payments made by Advancis under this Agreement shall be reduced by any taxes, licenses, fees or other withholdings levied upon such payments under Applicable Law.

     3.6 Shipping Instructions/Risk of Loss. CEPH shall deliver the Products ordered by Advancis pursuant hereto [***]. Delivery shall be timely if it is made at the [***] of the Delivery Date specified in the applicable Purchase Order. CEPH shall prepare for shipping the Products on slip sheets and pallets consistent with the Specifications and as instructed in writing by Advancis, and shall include certificates of analysis and all documents specified in Section 2.4 with all shipments of Products. In addition, at Advancis’ request, CEPH shall arrange for the shipment of the Products from the Plant to the location designated by Advancis, using the carrier designated by Advancis, including scheduling freight pick up, loading the carrier’s trailer, arranging for proper and reasonable insurance, and completing the shipping documentation, all at [***] risk and expense. Risk of loss of all Products shipped hereunder shall remain with [***].

ARTICLE 4
PRODUCTION; RECORDKEEPING

     4.1 Standards. CEPH shall manufacture and package the Products (including disposal of waste) strictly in accordance with the Specifications, all Applicable Laws and such trademark usage and other reasonable requirements as may be instructed by Advancis and shall otherwise perform under this Agreement in accordance with all Applicable Laws. All Products shall conform to the Specifications. CEPH shall, at its sole cost and expense, obtain and comply with all registrations, licenses, consents, permits and laws which may from time to time be required by the Regulatory Authorities with respect to the manufacture and packaging of the Products, the Plant and otherwise to permit the performance of CEPH’s obligations hereunder. Advancis shall (or shall cause its distributors to), at its sole cost and expense, obtain and comply with all registrations, licenses, consents, permits and laws which may from time to time be required by appropriate Regulatory Authorities with respect to the use, sale, distribution and marketing of the

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

Products in the Territory and otherwise to permit the performance of Advancis’ obligations hereunder.

     4.2 Supply of Materials. CEPH shall procure, receive, test and release against approved specifications sufficient quantities of Raw Materials and packaging materials to enable CEPH to manufacture, finish, package and deliver the Products in Finished Package Form in accordance with Advancis’ Purchase Orders. CEPH shall maintain and provide all necessary resources (labor, facilities, equipment and materials) for performance of its obligations under this Agreement. CEPH shall be responsible for all expenses attributable to its performance under this Agreement, and no such expense shall be chargeable to Advancis, except as may be specifically authorized by Advancis in writing. CEPH shall procure all API, Raw Materials and other components for Products in accordance with the ANDA as approved by the FDA. Any proposed change to the suppliers, for materials [***] shall be mutually agreed upon by CEPH and Advancis in accordance with this Agreement. Both CEPH and Advancis may participate in quality audits of all APIs, Raw Materials and other component suppliers for changes that may have an impact with respect to any KEFLEX branded Products [***].

     4.3 Storage Requirements. CEPH shall store all Raw Materials (including API), packaging materials and Products in accordance with the Specifications in accordance with cGMPs. Storage and handling of the foregoing shall be strictly in accordance with the provisions of all Applicable Laws, the Quality Agreement, the quality control programs and the standards set forth in the Specifications. CEPH shall notify Advancis of any need to use a third party warehouse for any Raw Materials or packaging materials and any such storage at such third party warehouse shall be subject to Advancis’ prior written approval, which approval shall not be unreasonably withheld. CEPH shall be responsible for any incremental cost associated with using a third party warehouse for storage. Raw Materials and packaging materials utilized by CEPH in connection with the manufacture and packaging of the Products shall be primarily used by CEPH on a first in, first out basis; provided, that Raw Materials shall not be used by CEPH beyond the shelf life required under Applicable Laws or designated or approved in writing by Advancis from time to time, as applicable.

     4.4 Maintenance of Facility and Equipment. CEPH shall maintain all equipment utilized in the manufacture, packaging and supply of the Products hereunder in good operating condition and shall maintain the Plant and such equipment in accordance with (a) all Applicable Laws, including all applicable regulations and requirements of the FDA, including cGMPs, and (b) all requirements set forth in the Specifications.

     4.5 Disposal of Waste. CEPH shall, at its sole cost and expense, dispose of all waste in a manner prescribed by and consistent with all Applicable Laws, including environmental laws and regulations. Rejected Products returned to CEPH shall be disposed of at CEPH’s sole cost and expense, provided, however that Advancis shall be responsible for the cost of disposal for any Products rejected for causes not caused by or under CEPH’s control.

     4.6 Batch Records. Records which set forth information relating to the manufacturing, packaging and quality operation for each lot of the Products (“Batch Records”) shall be prepared by CEPH for each lot at the time at which such operations occur. The Batch

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

Records shall include but not be limited to the following documentation: (i) API and other components test results, (ii) manufacturing, Raw Materials and other components charge-in records; (iii) mixing and fillings records; (iv) packaging records; (v) component traceability records; (vi) equipment usage records; (vii) in-process and final laboratory testing results; (viii) in-process and final product physical inspection results; (ix) yield reconciliation for bulk and finished product; (x) label samples; (xi) labeling control records; (xii) Product certificate of analysis for the Products; and (xiii) documentation listing any deviations and/or excursions from approved procedure (as well as CEPH’s investigation and corrective actions) incurred during the processing and packaging of the lot. Advancis may, upon reasonable request, review the original Batch Records for each lot when inspecting the Plant. In addition, in connection with any development or follow-up work, including stability studies, or in connection with any quality analysis/quality assurance review reasonably conducted by Advancis in the event that any Products fail to meet Specifications, then CEPH shall provide to Advancis a copy of the Batch Records for any one or more lots of Products upon request by Advancis at Advancis’ expense. In addition, CEPH shall maintain such complete and accurate records relating to the Products as may be required by the Act or any other Applicable Law.

     4.7 Retention of Records. CEPH shall maintain all records required to be maintained hereunder for a period of not less than [***] after the expiration date of the Products or such longer period as may be required by Applicable Law. After such retention period, CEPH shall give Advancis not less than [***] prior written notice before destroying any such records and, upon Advancis’ request and at Advancis’ expense, shall deliver such records to Advancis.

     4.8 Legal and Regulatory Filings and Requests. CEPH shall cooperate and be diligent in responding to all requests for information from, and in making all legally required filings with, the Regulatory Authorities.

     4.9 Specifications. The Specifications may be amended only by mutual agreement of CEPH and Advancis, provided, that notwithstanding the foregoing, CEPH may unilaterally amend the Specifications solely to the extent required to obtain Regulatory Approval or to comply with changes in Applicable Laws. CEPH shall promptly notify Advancis of any and all changes so made to the Specifications.

ARTICLE 5
QUALITY CONTROL INSPECTION; REJECTION

     5.1 Quality Tests and Checks. CEPH shall perform all stability, validation, Raw Material and in-process and finished product tests or checks required by the Specifications and Applicable Laws as set forth in Schedule B. For purposes of this Agreement, such tests and/or checks shall be considered routine and shall be performed at CEPH’s expense. All tests and test results shall be carefully performed, documented and summarized by CEPH in accordance with the Specifications and Applicable Laws. Without limiting the foregoing, CEPH shall test and inspect each lot of the Products for compliance with the Specifications prior to release and shipment of such Products to Advancis. Each release of Products by CEPH shall include all documents specified in Section 2.4. CEPH also shall provide to Advancis all necessary material safety data sheets.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

     5.2 Rejection of Products.

          (a) For [***] following receipt by Advancis or its designee of any shipment of Products hereunder, Advancis shall have the right to reject all or any part of such shipment of Products that fails to meet the Specifications or otherwise fails to conform to the representations and warranties given by CEPH herein; provided that Advancis shall have the right to reject any Products which contain latent defects within [***] after Advancis becomes aware of such latent defects. For purposes of this Agreement, no rejection due to latent defects shall be made after [***] after the expiration date of the applicable Products. Such rejection shall be made effective by Advancis giving notice to CEPH specifying the manner in which all or part of such shipment of Products fails to meet the aforementioned requirements. Advancis may elect, in its sole discretion, to have CEPH replace any rejected Products at CEPH’s sole cost (including any applicable freight charges).

          (b) Upon Advancis’ delivery of any notice of rejection to CEPH, the parties shall investigate the cause of the non-conformity or defect. If the parties do not agree whether the Products conform to the Specifications, the parties shall submit samples of the non-conforming Products in question to a mutually agreed upon independent laboratory of recognized repute within the U.S. pharmaceutical industry for evaluation with respect to conformance to the Specifications. The decision of such independent laboratory shall be final and binding upon the parties. The cost of such independent laboratory analysis shall be paid for by the party who is determined to be incorrect with respect to the conformity or non-conformity of the Products to the Specifications.

          (c) If Advancis rejects all or any portion of a shipment before the date on which payment therefor is due, it may withhold payment for that shipment or the rejected portion. All shipments or portions thereof which Advancis rejects but which it is later determined Advancis did not have the right to reject shall be paid within [***] following the day on which such determination is made. If Advancis rejects a shipment or portion thereof of Product, after payment therefor has been made, and such reason for rejection is attributable to CEPH, as determined by an independent laboratory of the type described under Section 5.2(b), Advancis shall be entitled to recoup the payment amount by, at Advancis’ election, (i) CEPH issuing a prompt refund or (ii) Advancis setting off such amount against the payment of future invoices or other amounts that may become due hereunder. CEPH’s representations and warranties shall survive any failure of Advancis to reject Products under this Section 5.2.

          (d) The provisions of this Section 5.2 shall survive termination or expiration of this Agreement with respect to shipments of Products (or any portions thereof) manufactured and packaged by CEPH that are received by Advancis subsequent to the termination or expiration of this Agreement.

     5.3 Inspections and Audits by Advancis. Advancis shall have the right, upon reasonable notice to CEPH, to, and to cause, Advancis’ outside counsel or other representatives (a) to conduct a reasonable inspection related to the ANDA and the intellectual property of CEPH relating to the Products and (b) to inspect each plant where Products are being manufactured or stored to monitor compliance by CEPH and its Affiliates with Applicable Laws

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and to otherwise confirm that the Products are being manufactured, and that CEPH is operating, in compliance with the provisions of this Agreement in all respects. CEPH shall have the right to have its representatives present throughout such inspections. Advancis’ representatives shall promptly notify CEPH of any non-compliance determined through such inspections and, upon receipt of such notice, CEPH shall promptly and diligently rectify any non-compliance and implement appropriate procedures with a view to avoiding repetition of such non-compliance. CEPH shall promptly notify Advancis in writing of any circumstances relating to any of its facilities that may affect the quality of the Products. From time to time and by mutual agreement of the parties, Advancis shall have the right to have a representative present during the manufacture and/or testing of Products made for Advancis. Advancis’ representative(s) shall comply with CEPH’s safety and GMP site requirements.

     5.4 Quality Agreement. In performing its respective obligations under this Agreement, each of Advancis and CEPH agrees to be bound by the additional quality control/assurance procedures and related provisions as set forth in the document attached as Schedule D (the “Quality Agreement”). The Quality Agreement may be amended from time to time upon the mutual written and duly executed agreement of the parties. If any such amendment to the Quality Agreement results in any additional costs to either Advancis or CEPH, the parties shall negotiate in good faith an appropriate allocation of such additional costs between the parties in accordance with the terms and provisions of Schedule E.

ARTICLE 6
ADVERSE EXPERIENCE; RECALL

     6.1 Customer Complaints.

          (a) CEPH and Advancis each shall report to the other any information of which they become aware concerning any Product complaints within a reasonable amount of time. CEPH shall investigate all Product complaints by analyzing the Products, Raw Materials and other components to determine the cause, if any, of an alleged Product manufacturing defect or failure. CEPH shall conduct such investigations in the usual course in accordance with its standard operating procedures for complaints. CEPH shall work to expeditiously provide a written report of its determination within [***] from receipt of Advancis’ written request for complaint investigation, which may include analysis and samples of the lot of Products that is the basis for the complaint. In the event that Advancis reasonably determines that any additional physical, chemical, biological, or other evaluation should be conducted by CEPH in relation to a Product complaint, Advancis shall so advise CEPH, and CEPH shall conduct the necessary evaluations and advise Advancis of the results; provided that if CEPH notifies Advancis that Advancis’ requests for additional analysis exceed CEPH’s capacity to perform such analysis, then CEPH and Advancis shall negotiate in good faith (i) whether to engage a third party to perform any analysis requested by Advancis and (ii) the parameters of any analysis that the parties agree will be performed by such third party.

          (b) Advancis or its designated distributors shall be responsible for all correspondence with complainants on all complaints associated with the Products.

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     6.2 Adverse Experience Reporting.

          (a) CEPH and Advancis each shall report to the other any information of which they become aware concerning any adverse drug experience in connection with the use of the Products, including the incidence or severity thereof. Reports of routine adverse drug experiences of the type defined in Section 314.80 of Title 21 of the United States Code of Federal Regulations shall be exchanged by the parties on a quarterly basis. Reports of serious adverse drug experiences of the type defined in Sections 312.32 and 314.80 of Title 21 of the United States Code of Federal Regulations shall be made available to the other party within five (5) calendar days after a party becomes aware of such serious adverse drug experience. Upon receipt of any such information concerning any serious drug experience by either CEPH or Advancis, the parties shall promptly consult each other and use their best efforts to arrive at a mutually acceptable procedure for taking such possible actions as appropriate or required under the circumstances; provided, that nothing contained herein shall be construed as restricting the right or duty of either party to make a required report or submission to the FDA or take any other action that it deems to be appropriate or required by Applicable Law. In all events, the responsibility of making any reports to the FDA shall be upon CEPH as holder of the ANDA.

          (b) [***] shall be responsible for all correspondence with complainants on all complaints associated with the Products.

          (c) [***] shall be responsible for reporting all adverse drug experiences to the FDA.

     6.3 Government Inspections, Seizures and Recalls. If the FDA or any other Regulatory Authority conducts an inspection at CEPH’s premises, seizes any Products and/or its Raw Materials, requests a recall of any Products, or otherwise notifies CEPH of any violation or potential violation of any Applicable Laws relating to or affecting the Products, CEPH shall notify Advancis immediately and take such actions as may be required under the Specifications or as reasonably instructed by Advancis.

     6.4 Voluntary Recalls. CEPH shall not initiate a voluntary recall until it has communicated with Advancis concerning the necessity for a recall and the scope of the recall. All coordination of any recall or field correction activities involving the Products shall be handled jointly by the parties, whether or not such action was initially requested by CEPH or Advancis.

     6.5 Expenses. In the event that any Products are recalled as a result of (i) the [***] or (ii) the [***], then [***] shall bear all of the out-of-pocket costs and expenses of such recall including expenses related to communications and meetings with all required Regulatory Authorities, expenses of replacement stock, the cost of notifying customers and costs associated with shipment of recalled Products from customers and shipment of an equal amount of replacement Products to those customers. [***] of the Products subject to the recall shall not be included as an expense of the recall and shall, in all instances, be borne by [***]. The remedy set forth above shall constitute the sole remedy with respect to recalls; notwithstanding the foregoing, nothing in this Section 6.5 shall limit the indemnification provided under Article 8.

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ARTICLE 7
REPRESENTATIONS AND WARRANTIES

     7.1 CEPH Warranties. CEPH represents and warrants to Advancis as follows:

          (a) CEPH has the full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

          (b) CEPH has no obligations, contractual or otherwise, that would conflict with its entering into or performing its obligations under this Agreement.

          (c) CEPH shall comply with all Applicable Laws relating to the Products. CEPH has such permits, licenses and authorizations of governmental authorities as are necessary to own its properties, conduct its business and consummate the transactions contemplated hereby.

          (d) The ANDA for the Products and any other filings made with the FDA or other Regulatory Authorities in connection with the Products were accurate, complete and truthful when filed and made in good faith upon the best information available to CEPH and its Affiliates at such time. The ANDA and all other such Regulatory Filings have been, or shall be, amended, supplemented or otherwise updated in a timely manner whenever the information contained in any of them is no longer accurate, complete and truthful or as required by annual reporting requirements, and CEPH shall promptly notify Advancis of any such changes.

          (e) Any Products supplied by CEPH shall meet the Specifications, be in conformity with the current version of the ANDA, cGMPs and all Applicable Laws, rules and regulations (including Regulatory Approval for commercial sale in the Territory) and not be adulterated or misbranded or an article which may not be introduced into interstate commerce under the provisions of Section 404 of the Act.

          (f) All Products supplied by CEPH hereunder shall be manufactured, packaged, stored, tested and released at (i) the Plant, which is an FDA-approved manufacturing facility, or (ii) with the prior written consent of Advancis in each instance, another FDA-approved facility of CEPH.

          (g) No more than [***] of the total approved shelf life for each presentation of the Products shall have expired at the time such Products are shipped to Advancis. At the time of delivery to Advancis, the Products shall have a minimum shelf life of [***].

          (h) The composition of the Products and the manufacturing and packaging procedures used by CEPH in producing the Products shall be as stated in the ANDA as approved by the FDA.

          (i) All Products supplied by CEPH hereunder shall be transferred to Advancis free and clear of all liens, title claims, encumbrances, security interests and other third party claims.

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          (j) Neither CEPH nor any of its Affiliates (i) is prohibited by any Applicable Law from selling the Products or other pharmaceutical products within the Territory or (ii) is listed by a United States federal agency as debarred, suspended, proposed for debarment or otherwise ineligible for federal programs in the United States or other jurisdictions within the Territory.

          (k) Neither the testing, development, manufacture, packaging, distribution, storage, import, export, handle, transport, disposal, marketing, sale or use of the Products in the Territory nor the performance of either party’s obligations under this Agreement shall infringe any patents or other intellectual property rights of third parties. CEPH represents that it has not received any notice of any claimed infringement (including patent infringement) in connection with the Products.

          (l) The extent that CEPH is required to comply with United States federal or state law regarding equal opportunity, (i) CEPH has made a commercially reasonable good faith effort to recruit, hire, train, promote and retain persons of diverse backgrounds in its own labor force, and, at a minimum, is in compliance with all affirmative action orders and regulations and decrees applicable to it, and (ii) CEPH prohibits any form of unlawful discrimination in the Plant and in other facilities where the manufacturing and delivery of the Products occurs.

          (m) CEPH is a wholly-owned subsidiary of MOVA and MOVA consents to CEPH’s entering into this Agreement. MOVA has indicated such consent by causing the statement of consent on the Execution page hereof to be signed by its duly authorized representative.

     7.2 Advancis Warranties. Advancis represents and warrants to CEPH as follows:

          (a) Advancis has the full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

          (b) Advancis has no obligations, contractual or otherwise, that would conflict with its entering into or performing its obligations under this Agreement.

          (c) Advancis has the right to use the KEFLEX brand in connection with the Products in the Territory.

          (d) Any Products distributed, stored, imported, exported, handled, transported, disposed of, marketed, sold or used by Advancis shall not be adulterated or misbranded or an article which may not be introduced into interstate commerce under the provisions of Section 404 of the Act.

     7.3 [***]

ARTICLE 8
INDEMNIFICATION

     8.1 By CEPH. CEPH shall indemnify, defend and hold harmless Advancis and its Representatives from any and all third party claims, liabilities, losses, injuries, damages, costs or

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expenses, including reasonable attorneys’ fees and expenses (collectively, “Liabilities”), that may arise from or out of: (a) defects or alleged defects in the Products; (b) product warranty obligations or services and any returned Products; (c) any breach of CEPH’s representations, warranties, covenants or agreements hereunder; (d) any claim, action or proceeding brought by any Regulatory Authority or other governmental entity arising out of or resulting from the failure by CEPH or any CEPH Representative to perform its obligations under this Agreement, (e) the willful misconduct or negligence of CEPH or any CEPH Representative in connection with this Agreement; (f) any bodily injury, illness or death of any person caused or alleged to be caused by the use, distribution or sale of the Products (except to the extent any such bodily injury, illness or death is the result of a breach by Advancis of any of Advancis’ representations, warranties, covenants or agreements hereunder); (g) the enforcement by Advancis and the Advancis Representatives of their rights under this Section 8.1; or (g) CEPH’s or any CEPH Representative’s violation of any Applicable Law.

     8.2 By Advancis. Advancis shall indemnify, defend and hold harmless CEPH and its Representatives from any and all Liabilities that may arise from or out of: (a) any breach of Advancis’ representations, warranties, covenants or agreements hereunder; (b) any claim, action or proceeding brought by any Regulatory Authority or other governmental entity arising out of or resulting from the failure by Advancis or any Advancis Representative to perform its obligations under this Agreement, (c) the willful misconduct or negligence of Advancis or any Advancis Representative in connection with this Agreement; (d) the enforcement by CEPH and the CEPH Representatives of their rights under this Section 8.2; or (e) Advancis’ or any Advancis Representative’s violation of any Applicable Law; provided, that Advancis shall have no indemnification obligation hereunder to the extent that (i) CEPH has any indemnification obligations under Section 8.1 or (ii) the Liabilities result solely from the performance of CEPH’s obligations under this Agreement.

     8.3 Claims. If any claim, action or proceeding of any kind alleging Liability is instituted or threatened by a third party against either party to this Agreement (the “Indemnified Party”) in respect of which indemnity is sought against the other party (the “Indemnifying Party”) under this Article 8, the Indemnified Party shall promptly notify the Indemnifying Party thereof in writing; provided that any failure of the Indemnified Party to notify the Indemnifying Party of such claim, action or proceeding shall relieve the Indemnifying Party from its obligations under this Article 8 solely to the extent that such delay in notification prejudices the Indemnifying Party’s defense of such claim, action or proceeding. The Indemnifying Party shall have the right to direct the defense of such action on behalf of the Indemnified Party unless, in the opinion of counsel to the Indemnified Party, there may be defenses available to the Indemnified Party which are unique to or different from those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party). The Indemnified Party may participate in any such action by counsel of its own choice, at its own expense. The Indemnified Party and its Representatives shall, at the Indemnifying Party’s sole cost, provide the Indemnifying Party with such assistance as the Indemnifying Party may reasonably request in order to investigate and defend against any claim, action or proceeding in respect of which indemnity is sought hereunder. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld, settle or compromise any claim or cause of action, or permit a default or consent to the entry of any judgment in respect thereof, unless such settlement, compromise, or consent includes the giving by the claimant to the Indemnified Party of an unconditional and irrevocable release from all liability in respect of such claim. The Indemnifying Party will not be liable hereunder for any settlement of any Liability by the Indemnified Party without the Indemnifying Party’s prior written consent, which consent shall not be unreasonably withheld.

     8.4 Injuries or Damages Suffered by CEPH Representatives. As an independent contractor, any bodily injury or property damage suffered by CEPH or its Representatives in the course of carrying out any duties under this Agreement will be CEPH’s sole responsibility, except to the extent such bodily injury or property damage is caused by Advancis’ negligence or willful misconduct. No workers’ compensation insurance shall be obtained by Advancis concerning CEPH. CEPH shall comply with workers’ compensation laws and shall provide a certificate of workers’ compensation insurance, where applicable.

     8.5 Insurance. CEPH shall at all time during the Term maintain commercial liability insurance covering its obligations under this Agreement, which insurance shall afford limits of not less than [***] per occurrence for bodily injury liability, property damage liability, contractual liability and completed operations liability and not less than [***] per occurrence for products liability, in each case with an insurance carrier qualified to do business in the United States. CEPH shall promptly furnish to Advancis evidence of the maintenance of the insurance required hereunder and shall name Advancis as an “additional insured” under the general and products liability insurance policies. In case any such policies are written on a “claims made” basis, such policies shall remain in effect for a period of five years following the expiration or earlier termination of this Agreement.

ARTICLE 9
CONFIDENTIALITY

     9.1 Confidentiality. Pursuant to the terms of this Agreement, each party (in such capacity, the “Disclosing Party”) has disclosed and will disclose to the other party and/or its Representatives (in such capacity, the “Receiving Party”), certain Confidential Information of the Disclosing Party. The Receiving Party shall not disclose the Confidential Information of the Disclosing Party to any third party without the prior written consent of the Disclosing Party and shall make no use of such Confidential Information except in the exercise of its rights and the performance of its obligations set forth in this Agreement. Confidential Information disclosed by the Disclosing Party shall remain the sole and absolute property of the Disclosing Party, subject to the rights granted herein.

     9.2 Compelled Disclosure. In the event the Receiving Party is required to disclose Confidential Information of the Disclosing Party under Applicable Law, to respond to an inquiry of a Regulatory Authority concerning the Products or in a judicial, administrative or arbitration proceeding, then the Disclosing Party shall (i) provide the Disclosing Party with as much advance notice as reasonably practicable of the required disclosure, (ii) cooperate with the

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Disclosing Party in any attempt to prevent or limit the disclosure, and (iii) limit any disclosure to the specific purpose at issue.

     9.3 Limitation. Nothing in this Article 9 shall be interpreted to limit the ability of either CEPH or Advancis to disclose its own Confidential Information to any other person on such terms and subject to such conditions as it deems advisable or appropriate.

     9.4 Confidentiality of Agreement. Each of CEPH and Advancis acknowledge and agree that the terms and conditions of this Agreement shall be considered Confidential Information of each party and shall be treated accordingly. Notwithstanding the foregoing, CEPH acknowledges and agrees that Advancis may be required to disclose some or all of the information included in this Agreement in order to comply with its obligations under the United States Securities Act of 1933, the United States Securities Exchange Act of 1934, listing standards or agreements of any national or international securities exchange or The NASDAQ Stock Market or other similar laws of a governmental authority, and CEPH hereby consents to such disclosure.

     9.5 Remedies. Each party specifically recognizes that any breach by it of this Article 9 may cause irreparable injury to the other party, that actual damages arising from such breach may be difficult to ascertain and that, in any event, such actual damages may be inadequate to compensate the other party for such breach. Accordingly, and without limiting the availability of legal or equitable remedies under any other provisions of this Agreement, each party agrees that in the event of any such breach the other party shall be entitled to seek, by way of private litigation in the first instance, injunctive relief and such other legal and equitable remedies as may be available.

     9.6 Survival. The obligations to maintain in confidence all Confidential Information shall survive the termination or expiration of this Agreement for any reason.

ARTICLE 10
TERM/TERMINATION

     10.1 Term. The term of this Agreement shall commence on the Effective Date, shall continue for an initial period of five years (the “Initial Term”) and shall automatically renew for additional one-year periods thereafter (each, a “Renewal Term,” and, together with the Initial Term, the “Term”), unless either party shall give notice of non-renewal to the other party at least [***] prior to the end of the Initial Term or any Renewal Term (in which case the Term shall expire at the end of the then-current Term) or unless sooner terminated in accordance with the provisions of this Article 10.

     10.2 Termination. Either party shall have the right to terminate this Agreement upon the occurrence of any of the following events by giving the other party written notice identifying the reason for such termination:

          (a) A decree or order shall have been entered by a court of competent jurisdiction adjudging the other party bankrupt or insolvent, or approving as properly filed a

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petition seeking reorganization, readjustment, arrangement, composition or similar relief for the other party under any bankruptcy law or any other similar applicable statute, law or regulation, or a decree or order of a court of competent jurisdiction shall have entered for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the other party or a substantial part of its property, or for the winding up or liquidation of its affairs;

          (b) The other party shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy petition against it, or shall file a petition or answer or consent seeking reorganization, readjustment, arrangement, composition, liquidation or similar relief under any bankruptcy law or any other similar applicable statute, law or regulation, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of a substantial part of its property, or shall make an assignment for the benefit of creditors, or shall be unable to pay its debts generally as they become due;

          (c) The other party commits a material breach of the terms of this Agreement and such party, which shall use its best efforts to remedy such breach as quickly as possible, fails remedy such breach within [***] after written notice thereof is given to it by the non-breaching party;

          (d) The manufacture, use, sale or distribution of the Products is enjoined permanently and unavoidably by a court or administrative agency of competent jurisdiction as infringing the patent or other intellectual property rights of any third party;

          (e) Such party reasonably determines, based on the written advice of competent and reputable outside patent counsel that the manufacture, use, sale or distribution of the Products unavoidably infringes the patent or other intellectual property rights of any third party;

          (f) A Regulatory Authority shall have determined that the Products are unmarketable; or

          (g) CEPH becomes subject to an FDA consent decree such that CEPH is unable to manufacture the Products.

     10.3 Accrued Liabilities.

     (a) Except as provided in this Section 10.3, termination of this Agreement for any reason shall not discharge either party’s liability for obligations incurred hereunder and amounts unpaid at the time of such termination.

     (b) Upon termination of this Agreement for any reason, CEPH shall furnish to Advancis complete inventory of all stock on hand of work-in-progress for the manufacture of the Products. Unless otherwise agreed to between the parties, all stock on hand as of the effective date of termination of this Agreement shall be dealt with promptly as follows: (i) Products manufactured and packaged pursuant to Purchase Orders from Advancis shall be delivered by CEPH to Advancis, whereupon Advancis shall pay CEPH therefor in accordance with the terms

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hereof; and (ii) work-in-progress commenced by CEPH against Purchase Orders from Advancis shall be completed by CEPH and delivered to Advancis, whereupon Advancis shall pay CEPH therefore in accordance with the terms hereof.

     (c) Upon termination of this Agreement by Advancis pursuant to Section 10.2, if CEPH fails to comply with any termination and post-termination obligations hereunder, Advancis shall have the right to cancel Purchase Orders for Products made prior to termination and shall be relieved of its obligations under Section 10.3(b). Also, upon termination of this Agreement by Advancis pursuant to Section 10.2, CEPH shall bear the costs of disposal of Raw Materials and API.

     (d) Upon termination of this Agreement by CEPH pursuant to Section 10.2, Advancis shall reimburse for all Raw Materials (including API and printed components) not necessary to complete 10.3(b) above but having been ordered or purchased by CEPH in accordance with Advancis’ then current Forecast and for which CEPH has no use in other production.

     10.4 Survival. The obligations of the parties under Article 1, 6, 7, 8, 9, 11 and Sections 3.2, 4.7, 4.8, 10.3, 10.4 shall survive any expiration or termination of this Agreement.

ARTICLE 11
MISCELLANEOUS

     11.1 Notices. All notices or other formal communications hereunder (other than routine business communications) shall be made either by hand, by certified or registered letter, postage prepaid, return receipt requested, or by fax or other electronic transmission or next business day delivery service directed to the other party as provided below:

(a)	If to Advancis:

General:
Steven A. Shallcross
Senior Vice President and Chief Financial Officer
Advancis Pharmaceutical Corporation
20425 Seneca Meadows Parkway
Germantown, MD 20876
Phone: [***]
Fax: [***]

Quality Assurance and Quality Control:
Head of Quality Assurance
Advancis Pharmaceutical Corporation
20425 Seneca Meadows Parkway
Germantown, MD 20876
Phone: [***]
Fax: [***]

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With a copy to:
Howard S. Schwartz, Esq.
Piper Rudnick LLP
6225 Smith Avenue
Baltimore, Maryland 21209-3600
Phone: [***]
Fax: [***]

(b)	If to CEPH:

CEPH International Corporation
P.O. Box 2970
Carolina, Puerto Rico 00984-2970
Attention: Verónica Viso, President

With a copy to:
Silvestre M. Miranda, Esq.
McConnell Valdes
270 Muñoz Rivera Avenue
Hato Rey, Puerto Rico 00918
Facsimile: [***]

     Either party from time to time may change its address or fax number by giving the other party notice as provided herein.

     11.2 Entire Agreement. This Agreement (including the Schedules) constitutes the entire agreement between the parties relating to the subject matter hereof. All prior agreements or arrangements, written or oral, between the parties relating to the subject matter hereof are hereby canceled and superseded. This Agreement may not be modified except in writing signed by both parties.

     11.3 Assignment. This Agreement, and all rights and obligations hereunder, are personal as between the parties and shall not be assigned in whole or in part by any of the parties to any other person or company without the prior written consent of the other party, except to an Affiliate or by a party to the successor to or the assignee of all or substantially all of its pharmaceutical business. Advancis may, after written notice to CEPH, assign this Agreement to any person or entity to which it has sold, licensed or otherwise transferred the rights to market and sell the Product in the Territory and which has assumed all of Advancis’ obligations hereunder provided that such assignment shall not release Advancis of its obligations hereunder. Notwithstanding the aforesaid, Advancis shall have no further obligations hereunder, except to the extent the same have accrued prior to such assignment, if the assignee has, in the reasonable judgment of CEPH, sufficient financial capability and regulatory status to enable it to perform the obligations of Advancis hereunder. CEPH shall provide Advancis with written notice of its release from the terms of this Agreement, or of any reasonable objection CEPH may have to the assignee, within [***] of Advancis’ notice to CEPH of such assignment. Any such consent shall not be unreasonably withheld by CEPH. Except as provided herein, the terms and conditions of

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this Agreement shall be binding upon, and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     11.4 Waiver of Default. No waiver of any default by either party shall be deemed to constitute a waiver of any subsequent default with respect to the same or any other provision hereof. No waiver shall be effective unless made in writing with specific reference to the relevant provision(s) of this Agreement and signed by a duly authorized representative of the party granting the waiver.

     11.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws principles.

     11.6 Force Majeure.

          (a) Neither party shall be liable to the other for default or delay in the performance of any of its obligations under this Agreement if such default or delay is caused directly or indirectly by accident, fire, flood, riot, war, terrorism, act of God, embargo, strike, failure or delay of normal source of supply of materials, or delay of carriers, equipment failure or complete or partial shutdown of plant by any of the foregoing causes or other causes beyond its reasonable control (a “Force Majeure Event”), provided (i) the Force Majeure Event is not due to the fault or neglect of the defaulting or delaying party, (ii) the defaulting or delaying party provides, within [***] of its occurrence, notice to the other party stating the nature of the Force Majeure Event, its anticipated duration and the action being taken to avoid or minimize its effect, and (iii) the defaulting or delaying party uses commercially reasonable best efforts to remedy its inability to perform with utmost dispatch. The suspension of performance hereunder shall be of no greater scope and no longer duration than is required by the Force Majeure Event.

          (b) In the event that CEPH defaults or delays in the performance of any of its obligations under this Agreement due to a Force Majeure Event for a period of [***], CEPH shall advise Advancis, within [***] after such [***], as to whether it will be able to resume performance within the following [***] period (i.e., [***] from the commencement of the default or delay). If CEPH advises Advancis that it will not be able to resume performance within such time period, Advancis shall have the right to terminate this Agreement effective upon notice to CEPH. If CEPH timely advises Advancis that it will be able to resume performance within such [***] period, CEPH shall promptly, but no later than [***] following its advice, demonstrate to Advancis that it will be able to resume performance within such one [***] period. Advancis shall determine, in its reasonable discretion, whether CEPH has adequately demonstrated that that it will be able to resume performance within such [***] period. If so, CEPH shall have the opportunity to cure the applicable defaults or delays in performance within such [***] period. If not, Advancis shall have the right to terminate this Agreement, by giving notice to CEPH, which termination shall be effective [***] after the commencement of the default or delay. For the purpose of this Section 11.6(b), the term “day” shall mean calendar day.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

          (c) Notwithstanding anything in this Section 11.6, the party to whom performance is owed but not rendered because of a Force Majeure Event shall, after the passage of [***] after commencement of the default of delay, [***].

     11.7 Independent Contractors. The parties hereto expressly understand and agree that their relationship shall be that of independent contractors in the performance of each and every part of this Agreement. Nothing in this Agreement shall constitute one party as an employee, agent, joint venture partner or servant of another. Each party is solely responsible for all of its employees and agents and its labor costs and expenses arising in connection therewith.

     11.8 Public Statements. CEPH and Advancis each agree not to disclose the terms of this Agreement in any public statements, whether oral or written, including but not limited to shareholder reports, communications with stock market analysts, statements to other customers or prospective customers, press releases or other communications with the media, or prospectuses, without the other party’s prior written consent, which shall not be unreasonably withheld. Notwithstanding the foregoing, each party may make any such disclosures without the other party’s consent that are required by applicable law including filings or disclosures required by or to the Securities and Exchange Commission (and any other applicable securities exchanges). If possible, each party shall give the other at least five (5) business days advance written notice of a disclosure required by applicable law.

     11.9 Dispute Resolution. In the event of any dispute or disagreement between the parties as to the interpretation of any provision of this Agreement (or the performance of obligations hereunder), the matter, upon written request of either party, shall first be referred to representatives of the parties for decision, each party being represented by a senior executive officer who has no direct operational responsibility for the matters contemplated by this Agreement. Such representatives shall promptly meet in a good faith effort to resolve the dispute. If the dispute cannot be resolved by such representatives within thirty (30) days after its submission, the matter shall then be settled by mandatory binding arbitration to be held in New York, NY under the commercial rules of the American Arbitration Association.

     11.10 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same Agreement.

     11.11 Remedies. The rights and remedies provided in this Agreement are cumulative and not exclusive of each other or of any rights or remedies provided by applicable law.

     11.12 Time is of the Essence. Time is of the essence for all provisions hereof.

[Execution Page Follows]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

Execution

     IN WITNESS WHEREOF, the parties have caused this Commercial Supply Agreement to be executed as of the Effective Date.

ADVANCIS PHARMACEUTICAL CORPORATION

By:	/s/ Kevin S. Sly

Name: Kevin S. Sly
Title: SVP & CBO

CEPH INTERNATIONAL CORPORATION

By:	/s/ Verónica Viso

Name: Verónica Viso
Title: President

CONSENT TO AGREEMENT

MOVA Pharmaceutical Corporation (“MOVA”) hereby acknowledges that CEPH International Corporation (“CEPH”) is a wholly-owned subsidiary of MOVA which has been authorized by MOVA to enter into the foregoing Commercial Supply Agreement with Advancis Pharmaceutical Corporation. MOVA hereby consents to CEPH’s entry into the foregoing Commercial Supply Agreement and to the performance of its obligations thereunder.

MOVA PHARMACEUTICAL CORPORATION
By:	/s/ Jack Van Hulst

Name: Jack Van Hulst
Title:

SCHEDULE A
Products

Keflex Branded Products

[***]

[***]

[***]

[***]

Generic Products

[***]

[***]

[***]

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE B
Specifications
(to be included no later than 30 days from the Effective Date)

SCHEDULE C
Labeling Specifications
(to be included no later than 30 days from the Effective Date)

SCHEDULE D
Quality Agreement
(to be included no later than 30 days from the Effective Date)

Schedule E

Prices for Finished Products

Product Type	Purchase Order Lot Size	Price
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

There is an additional charge of [***] per lot for the [***].

*Figure represents amount of branded Products set aside from Purchase Orders of generic Products.
CEPH has based the prices for Products on [***].

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

1. Price. CEPH will charge Advancis and Advancis will pay CEPH the above prices per lot of Products, which prices are based on current Specifications and include the costs of manufacture and bulk packaging of Products. [***]. Notwithstanding anything to the contrary herein, [***].

2. [***]

3. [***]

4. Price Changes due to changes in laws, regulations, cGMP’s, Specifications. In the event that there are changes in laws or regulations, cGMP’s or the Specifications in a manner that increases or decreases, in the aggregate, the manufacturing cost on a per lot basis by more than [***] of the per unit price to Advancis, [***]. CEPH, for itself and its Affiliates, shall keep and maintain or cause to be maintained all documentation pertaining to any such changes in laws or regulations, cGMP’s or the Specifications and shall provide to Advancis adequate documentation in support of any resultant price changes.

5. Price Changes due to changes cost of materials. Beginning in the calendar year beginning January 1, 2006, and on an annual basis thereafter, in the event that there are changes in CEPH’s acquisition cost of Raw Materials (excluding API) in a manner that increases or decreases, in the aggregate, the manufacturing cost on a per lot basis by more than [***] of the per unit price to Advancis, [***]. CEPH, for itself and its Affiliates, shall keep and maintain or cause to be maintained all documentation pertaining to any such changes in Raw Materials and shall provide to Advancis adequate documentation in support of any resultant price changes.

6. Price Changes Due to Market Conditions. If cephalexin finished product market conditions significantly change, the [***].

7. Amendment. Any agreed upon modification to the prices set forth above will be set forth in a written amendment to this Agreement, signed by both parties.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

Schedule F

Example Order Amounts for Products

Grand Total
Order Amount (for
Generic and
	KEFLEX branded	Order Amount for	Order Amount for
Product Type	combined)	KEFLEX branded	Generic
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.